Exhibit 10.7

AMENDMENT TO RETAINER AGREEMENT

BY AND BETWEEN PROTEONOMIX, INC. and JOEL PENSLEY

This Amendment (the “Amendment”) is made as of this 11th day of February, 2009, to a retainer agreement executed on November 29, 2007, by and between National Stem Cell Holding, Inc. (“NSCH”) and Joel Pensley, Esq. (“Pensley”) (the “Retainer Agreement”), in order to reflect and memorialize changes which have been made to the Retainer Agreement.

WHEREAS, since the execution of the Retainer Agreement, NSCH has changed its name to Proteonomix, Inc., and Proteonomix, Inc. is a Delaware corporation with offices at 187 Mill Lane, Mountainside, New Jersey 07092 (the “Company”); and Pensley has an address at 211 Schoolhouse Road, Norfolk, Connecticut 06058 (herein, the Company and Pensley are together referred to as the “Parties”); and

WHEREAS, the Retainer Agreement provides for compensation to Pensley for services rendered and to be rendered to the Company to be paid in the form of shares of the Company’s common stock, par value $.001 (the “Shares”);

NOW, THEREFORE, in consideration of the mutual covenants herein set forth and as set forth in the Retainer Agreement, the Retainer Agreement is hereby amended as follows:

1.  Pensley has, as of the date of this Amendment, been issued a total of 480,000 Shares, for consideration as follows:

200,000 Shares for services rendered and to be rendered through the end of the term of the Retainer Agreement;

180,000 Shares for becoming a director of the Company; and

100,000 Shares which will vest upon the filing of an S-1 registration statement.

2.  To the extent that the above Share issuances conflict with the terms of the Retainer Agreement, this Amendment shall supersede those terms.

3.  The remainder of the terms and conditions of the Retainer Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

PROTEONOMIX, INC.

   /s/Joel Pensley

By:    /s/Michael Cohen

    Joel Pensley

     Michael Cohen, President